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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                             Dated March 27, 2000


     Reorganization of the Tax-Sensitive Equity Fund and the Equity-Income Fund. The Trustees of North American Funds have approved, and have recommended shareholder approval of, the merger of each of the Tax-Sensitive Equity Fund and the Equity-Income Fund (the "Merging Funds") into the Growth & Income Fund. Prospectus/Proxy materials soliciting shareholder approval of the mergers were mailed on or about April 15, 2000 to the Merging Funds' shareholders of record as of April 7, 2000. If shareholders approve each of the mergers, the Merging Funds would be reorganized into the Growth & Income Fund later this summer. Information regarding the Growth & Income Fund begins on page 9 of this Prospectus.

     Core Bond Fund. The first paragraph of text on page 13 of the Prospectus is replaced in its entirety with the following:

     "The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Government, mortgage-backed, or asset-backed securities (U.S. Government securities are securities issued or guaranteed by the U.S. Government which are supported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obligations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher. AGIM will not be required to dispose of a security if its rating is downgraded, however. Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P. Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in depositary receipts, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities. The Fund may invest in derivatives."

                                  May 5, 2000